UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 29, 2007

DITECH NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26209	94-2935531
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 E. Middlefield Road

Mountain View, Ca. 94043

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 623-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On August 29, 2007, Ditech Networks, Inc. announced that it intends to purchase up to 9,100,000 shares of its common stock at a range of $4.90 to $5.50 per share. The purchase price represents an approximate 98% discount to an approximate 10% premium to the closing share prices on Tuesday, August 28, 2007. The tender offer is expected to commence on or shortly after August 30, 2007.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release, dated August 29, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ditech Networks, Inc.

Dated: August 29, 2007	By:	/s/ William J. Tamblyn
William J. Tamblyn
Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated August 29, 2007.